Exhibit 99.1

Avalon GloboCare Announces FDA Registration Renewal for KetoAir™ and Planned B2B and B2C Launch Through Catch-Up™, Its Automated Generative AI-Powered Short-Form Video SaaS Platform

FREEHOLD, N.J., January 20, 2026 (GLOBE NEWSWIRE) – Avalon GloboCare Corp. (“Avalon” or the “Company”) (NASDAQ: ALBT), a diversified company focused on the development of precision diagnostic consumer products and generative AI publishing and software, today announced the renewal of the U.S. Food and Drug Administration (FDA) establishment registration for the KetoAir™ device by Qi Diagnostics Limited, a nanosensor-based diagnostic technologies company. Avalon markets and distributes the KetoAir™ device, a handheld breathalyzer designed for ketogenic health management which is registered with the U.S. Food and Drug Administration under registration number 3026284320.

KetoAir™ is a handheld breathalyzer designed for ketogenic health management and is registered with the U.S. Food and Drug Administration under registration number 3026284320. The device measures breath acetone concentration (BrAce), a key biomarker associated with fat metabolism and nutritional ketosis. Leveraging advanced nano-sensor technology, KetoAir™ provides users with real-time, non-invasive insights into metabolic state through breath analysis. The device is intended for individuals pursuing ketogenic diets for weight management, athletic performance, and therapeutic or lifestyle-based ketogenic programs. KetoAir™ is compatible with both iOS and Android smartphones, with companion applications available through the Apple App Store and Google Play Store.

Avalon plans to launch KetoAir™ in both business-to-business (B2B) and business-to-consumer (B2C) markets via Catch-Up™, an automated generative AI-powered software-as-a-service (SaaS) platform for creating short-form video content, operated through its subsidiary Avalon Quantum AI, LLC. This initiative is designed to support and amplify marketing, distribution, and digital engagement initiatives for KetoAir™.

“We believe that the successful FDA registration renewal for KetoAir™ and our planned B2B and B2C marketing launch through Catch-Up™ mark important milestones for Avalon,” said Meng Li, Avalon’s Interim Chief Executive Officer and Chief Operating Officer. “We plan to initiate marketing efforts through Catch-Up™ in the second quarter of 2026, and aim to create scalable and cost-efficient marketing pathways with the goal of accelerating audience reach, digital engagement, and adoption across both enterprise and consumer markets.”

About Avalon GloboCare Corp.

Avalon GloboCare Corp. (NASDAQ: ALBT) is a diversified company focused on the development of precision diagnostic consumer products, the advancement of intellectual property in cellular therapy, and generative artificial intelligence publishing and software. Avalon is currently marketing the KetoAir™ breathalyzer device and plans to develop additional diagnostic uses of the breathalyzer technology. The KetoAirTM is registered with the U.S. Food and Drug Administration as a Class I medical device. The Company also continues to focus on advancing its intellectual property portfolio through existing patent applications. In addition, Avalon owns and operates commercial real estate.

For more information about Avalon, please visit www.avalon-globocare.com. Information on the Company’s website does not constitute a part of and is not incorporated by reference into this press release.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any proxy, consent, authorization, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Additional Information About the Proposed Merger for Investors and Shareholders

This communication relates to the proposed merger (the “proposed Merger”) of Avalon and YOOV Group Holding Limited (“YOOV”). In connection with the proposed Merger, Avalon has filed relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a Registration Statement on Form S-4, as amended, that contains a preliminary prospectus and preliminary proxy statement of Avalon (the “proxy statement/prospectus”). This Registration Statement has not yet been declared effective and Avalon has filed or may file other documents regarding the proposed Merger with the SEC. This press release is not a substitute for the proxy statement/prospectus or for any other document that Avalon has filed or may file with the SEC in connection with the proposed Merger. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to Avalon’s stockholders. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC’s website at www.sec.gov. In addition, investors and stockholders should note that Avalon communicates with investors and the public using its website (https://www.avalon-globocare.com), the investor relations website (https://www.avalon-globocare.com/investors) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Avalon with the SEC, and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

Participants in the Solicitation

Avalon, YOOV and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from Avalon and YOOV stockholders in respect of the proposed Merger. Information about Avalon’s directors and executive officers is available in Avalon’s Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 31, 2025. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, has been and will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and Avalon as indicated above.

Forward-Looking Statements

Certain statements contained in this press release are “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements are made based on our expectations and beliefs concerning future events impacting the Company and therefore involve several risks and uncertainties. You can identify these statements by the fact that they use words such as “will”, “anticipate”, “estimate”, “expect”, “should”, “may”, and other words and terms of similar meaning or use of future dates; however, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact, including statements regarding the ability to enter into a definitive agreement, as well as the Company’s commercialization, distribution and sales of its products and the product’s ability to compete with other similar products. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors as disclosed in our filings with the SEC, accessible through the SEC’s website (http://www.sec.gov), including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed or furnished with the SEC. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors, including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. The forward-looking statements included in this press release represent the Company’s views as of the date of this press release and these views could change. The Company disclaims any obligation to update forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of the press release. The contents of any website referenced in this press release are not incorporated by reference herein.

Contact Information:

Avalon GloboCare Corp.

4400 Route 9 South, Suite 3100

Freehold, NJ 07728

PR@Avalon-GloboCare.com

Investor Relations:

Crescendo Communications, LLC

Tel: (212) 671-1020 Ext. 304

albt@crescendo-ir.com

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